UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2013
Biogen Idec Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-19311	33-0112644
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

133 Boston Post Road, Weston, Massachusetts 02493
(Address of principal executive offices; Zip Code)

Registrant’s telephone number, including area code: (781) 464-2000
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.
The information in Item 2.01 of this Current Report on Form 8-K relating to the termination of the ANTEGREN Development and Marketing Collaboration Agreement between Biogen Idec Inc. ("Biogen Idec") and Elan Pharma International Limited dated August 15, 2000, is incorporated by reference into this Item 1.02.
Item 2.01. Completion of Acquisition or Disposition of Assets.
On April 2, 2013, Biogen Idec International Holding Ltd. (the “Company”), a wholly-owned subsidiary of Biogen Idec, completed its acquisition of all applicable strategic, commercial, decision-making and intellectual property rights to TYSABRI® (natalizumab) (the “Transaction”), pursuant to the terms of an Asset Purchase Agreement dated as of February 5, 2013 (the “Purchase Agreement”) by and among the Company, Elan Pharma International Limited and Elan Pharmaceuticals, Inc. (collectively, “Elan”).
Under the terms of the Purchase Agreement, the Company paid Elan an upfront cash payment in the aggregate amount of $3.25 billion, which payment was funded with cash on hand. Subject to the terms of the Purchase Agreement, the Company and Elan will continue to share TYSABRI profits equally until April 30, 2013. Commencing May 1, 2013 and for the first twelve months thereafter, the Company will make contingent payments to Elan equal to 12% of global net sales of TYSABRI, and thereafter, 18% of annual global net sales of TYSABRI up to $2.0 billion and 25% of annual global net sales of TYSABRI that exceed $2.0 billion.  In 2014 only, the $2.0 billion threshold will be pro-rated for the portion of 2014 remaining after the completion of the first twelve months of contingent payments.
Effective upon the closing, the ANTEGREN Development and Marketing Collaboration Agreement between Biogen Idec and Elan Pharma International Limited dated August 15, 2000 was terminated in its entirety.
The forgoing description of the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which was filed with the Securities and Exchange Commission on February 12, 2013 as Exhibit 2.1 to the Company's Current Report on Form 8-K/A and is incorporated herein by reference. A copy of the press release announcing the closing of the Transaction is filed with this report as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
 The exhibits listed on the Exhibit Index immediately preceding such exhibits are filed as part of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOGEN IDEC INC.

By: /s/ Robert A. Licht
Robert A. Licht
Senior Vice President

Date: April 2, 2013

EXHIBIT INDEX

Exhibit Number	Description
2.1
Asset Purchase Agreement among Biogen Idec International Holding Ltd., Elan Pharma International Limited and Elan Pharmaceuticals, Inc. dated as of February 5, 2013 (Filed as Exhibit 2.1 to Biogen Idec Inc.'s Current Report on Form 8-K/A filed on February 12, 2013, and incorporated herein by reference).

99.1	Press release dated April 2, 2013.